PROXY

C. R. BARD, INC.
Proxy Solicited on behalf of the Board of Directors

The undersigned hereby constitutes and appoints Charles P. Slacik and Nadia J. Bernstein, and each of them, as attorneys and proxies, with power of substitution, to represent the undersigned and to vote all of the shares of stock of C. R. BARD, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of C. R. BARD, INC. to be held at The AT&T Learning Center, 300 North Maple Avenue, Basking Ridge, New Jersey, on Wednesday, April 17, 2002, at 10:00 a.m. and at any adjournments thereof (a) as specified on the items listed on the reverse hereof, and (b) in accordance with their discretion on any other business which may properly come before said meeting.

Election of Directors, Nominees:	01. T. Kevin Dunnigan 02. Regina E. Herzlinger 03. William H. Longfield

TO VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE SEE THE REVERSE SIDE OF THIS CARD. TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE; RETAIN ADMISSION TICKET

Dear Bard Employee,

         Throughout the past year our employees stood solidly with us to produce outstanding results. We are grateful for your dedication and loyalty through many difficult diversions.

[signature] William H. Longfield

This portion of your proxy will serve as
an ADMISSION TICKET to the
Annual Meeting of Shareholders
of C. R. Bard, Inc.
should you be able to attend.

April 17, 2002, at 10:00 a.m.
The AT&T Learning Center
300 North Maple Avenue
Basking Ridge, New Jersey

Attendee(s) Signature(s):

Please print name(s)

X Please mark your votes as in this example	1436

This proxy when properly executed will be voted in the manner directed hereon by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of directors and FOR proposal 2.

The Board of Directors recommends a vote FOR each of the following proposals:

		FOR		WITHHELD

1.	Election of Directors (see reverse)

For, except vote withheld from the following nominee(s):

		FOR	AGAINST	ABSTAIN

2.	Approval of Amendment to the 1993 Long Term Incentive Plan.

Please mark this box if you plan to
attend the meeting.

NOTE: This proxy must be signed exactly as name(s) appear(s) hereon. Executors, administrators, trustees, guardians, attorneys and officers signing for corporations should give full title. For joint accounts each owner must sign.

SIGNATURE (S)	DATE

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL AND RETURN IN ENCLOSED ENVELOPE

LOGO

Dear Shareholder:

C.R. Bard, Inc. encourages you to take advantage of convenient ways to vote your shares. You can vote your shares over the Internet or by telephone, 24 hours a day, seven days a week. This eliminates the need to return the proxy card.

To vote your shares over the Internet or by telephone, you must use the control number located in the box just below the perforation of the proxy card.

1.     To vote over the Internet:

         ¥ Log on to the Internet and go to the web site http://www.eproxyvote.com/bcr

2. To vote by telephone: (on a touch-tone phone)

         ¥ From the U.S., Canada and Puerto Rico — call toll free 1-877-PRX-VOTE (1-877-779-8683)

         ¥ From outside the U.S. and Canada call 201-536-8073

Please note that all votes over the Internet or by telephone must be received by 12:00 midnight New York time on April 16, 2002.

Your Internet or telephone vote authorizes the named proxies, set forth on the reverse side of the above proxy card, to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. If you vote your shares electronically or telephonically, there is no need for you to mail back your proxy card.

Your vote is important. Thank you for voting.

PROXY

C. R. BARD, INC.
Proxy Solicited on behalf of the Board of Directors

The undersigned hereby constitutes and appoints Charles P. Slacik and Nadia J. Bernstein, and each of them, as attorneys and proxies, with power of substitution, to represent the undersigned and to vote all of the shares of stock of C. R. BARD, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of C. R. BARD, INC. to be held at The AT&T Learning Center, 300 North Maple Avenue, Basking Ridge, New Jersey, on Wednesday, April 17, 2002, at 10:00 a.m. and at any adjournments thereof (a) as specified on the items listed on the reverse hereof, and (b) in accordance with their discretion on any other business which may properly come before said meeting.

Election of Directors, Nominees:	01. T. Kevin Dunnigan 02. Regina E. Herzlinger 03. William H. Longfield

TO VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE SEE THE REVERSE SIDE OF THIS CARD. TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE; RETAIN ADMISSION TICKET

This portion of your proxy will serve as
an ADMISSION TICKET to the
Annual Meeting of Shareholders
of C. R. Bard, Inc.
should you be able to attend.

April 17, 2002, at 10:00 a.m.
The AT&T Learning Center
300 North Maple Avenue
Basking Ridge, New Jersey

Attendee(s) Signature(s):

Please print name(s)

X Please mark your votes as in this example	1436

This proxy when properly executed will be voted in the manner directed hereon by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR the election of directors and FOR proposal 2.

The Board of Directors recommends a vote FOR each of the following proposals:

	FOR		WITHHELD

1. Election of Directors (see reverse)

For, except vote withheld from the following nominee(s):

	FOR	AGAINST	ABSTAIN

2. Approval of Amendment to the 1993 Long Term Incentive Plan

Please mark this box if you plan to
attend the meeting.

NOTE: This proxy must be signed exactly as name(s) appear(s) hereon. Executors, administrators, trustees, guardians, attorneys and officers signing for corporations should give full title. For joint accounts each owner must sign.

SIGNATURE (S)	DATE

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL AND RETURN IN ENCLOSED ENVELOPE

LOGO

Dear Shareholder:

C.R. Bard, Inc. encourages you to take advantage of convenient ways to vote your shares. You can vote your shares over the Internet or by telephone, 24 hours a day, seven days a week. This eliminates the need to return the proxy card.

To vote your shares over the Internet or by telephone, you must use the control number located in the box just below the perforation of the proxy card.

1.     To vote over the Internet:

         ¥ Log on to the Internet and go to the web site http://www.eproxyvote.com/bcr

2. To vote by telephone: (on a touch-tone phone)

         ¥ From the U.S., Canada and Puerto Rico — call toll free 1-877-PRX-VOTE (1-877-779-8683)

         ¥ From outside the U.S. and Canada call 201-536-8073

Please note that all votes over the Internet or by telephone must be received by 12:00 midnight New York time on April 16, 2002.

Your Internet or telephone vote authorizes the named proxies, set forth on the reverse side of the above proxy card, to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. If you vote your shares electronically or telephonically, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.